EXHIBIT 99.1

FOR IMMEDIATE RELEASE
National MI Announces Pricing of Insurance-Linked Notes
EMERYVILLE, Calif., Apr. 26, 2017 - NMI Holdings, Inc. (Nasdaq: NMIH) today announced the pricing of $211.3 million of 10-year mortgage insurance-linked notes issued by Oaktown Re Ltd. (Oaktown Re), a newly formed Bermuda special purpose insurer. The notes are being offered for sale to eligible third party capital markets investors in an unregistered private offering. In connection with the transaction, NMIH’s wholly owned subsidiary National Mortgage Insurance Corporation (National MI) will receive $211.3 million of fully collateralized excess of loss reinsurance protection from Oaktown Re, covering an existing portfolio of mortgage insurance policies written from 2013 through 2016. The offering is expected to close on May 2, 2017, subject to customary conditions. Oaktown Re is not a subsidiary or affiliate of NMIH.
The mortgage insurance-linked notes to be issued by Oaktown Re will consist of three classes as follows:

•	$98,616,000 Class M-1 Notes with an initial interest rate of one-month LIBOR plus 225 basis points;

•	$98,616,000 Class M-2 Notes with an initial interest rate of one-month LIBOR plus 400 basis points; and

•	$14,088,000 Class B-1 Notes with an initial interest rate of one-month LIBOR plus 575 basis points.
The securities described herein have not been and will not be registered under the U.S. Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the aforementioned securities and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which, or to any person to whom, such an offer, solicitation or sale would be unlawful.

About National MI
National Mortgage Insurance Corporation (National MI), a subsidiary of NMI Holdings, Inc. (NASDAQ: NMIH), is a U.S.-based, private mortgage insurance company enabling low down payment borrowers to realize home ownership while protecting lenders and investors against losses related to a borrower's default. To learn more, please visit www.nationalmi.com.

Cautionary Note Regarding Forward-Looking Statements
Certain statements contained in this press release or any other written or oral statements made by or on behalf of the Company in connection therewith may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (Securities Act), Section 21E of the Securities Exchange Act of 1934, as amended (Exchange Act), and the U.S. Private Securities Litigation Reform Act of 1995 (PSLRA). The PSLRA provides a "safe harbor" for any forward-looking statements. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements, including any statements about our expectations, outlook, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance. All statements included in this press release other than statements of historical fact, including all statements regarding the proposed offering of the notes, are forward-looking statements, including any statements about our expectations, outlook, beliefs, predictions, forecasts, objectives, assumptions or future events. All forward-looking statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that may turn out to be inaccurate and could cause actual results to differ materially from those expressed in them. Many risks and uncertainties are inherent in our industry and markets. These risks and uncertainties also include, but are not limited to, those set forth under the heading "Risk Factors" detailed in Item 1A of Part I of our Annual Report on Form 10-K for the year ended December 31, 2016, as subsequently updated through other reports we file with the SEC. All subsequent written and oral forward-looking statements attributable to NMIH or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. We caution you not to place undue reliance on any forward-looking statement, which speaks only as of the date on which it is made, and we undertake no obligation to publicly update or revise any forward-looking statement to reflect new information, future events or circumstances that occur after the date on which the statement is made or to reflect the occurrence of unanticipated events except as required by law.

Investor Contact
John M. Swenson
Vice President, Investor Relations and Treasury
john.swenson@nationalmi.com
(510) 788-8417

EXHIBIT 99.1

Press Contact
Mary McGarity
Strategic Vantage Mortgage Public Relations
(203) 513-2721
MaryMcGarity@StrategicVantage.com

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